Exhibit 99.2

HRPT PROPERTIES TRUST

Fourth Quarter 2009

Supplemental Operating and Financial Data

All amounts in this report are unaudited.

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS AND IMPLICATIONS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING:

•	THE CREDIT QUALITY OF OUR TENANTS,

•	THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT, RENEW LEASES, SIGN NEW LEASES OR BE AFFECTED BY CYCLICAL ECONOMIC CONDITIONS,

•	OUR ACQUISITIONS AND SALES OF PROPERTIES,

•	OUR ABILITY TO COMPETE EFFECTIVELY,

•	OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT,

•	OUR ABILITY TO PAY DISTRIBUTIONS TO SHAREHOLDERS, AND THE AMOUNT OF SUCH DISTRIBUTIONS,

•	OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS,

•	THE FUTURE AVAILABILITY OF BORROWINGS UNDER, AND OUR ABILITY TO RENEW OR REFINANCE, OUR REVOLVING CREDIT FACILITY,

•	OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST, OR REIT,

•	OUR ABILITY TO RAISE EQUITY OR DEBT, AND

•	OTHER MATTERS.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO:

•	THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS,

•	COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE,

•	ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR MANAGING TRUSTEES AND REIT MANAGEMENT & RESEARCH, LLC, OR RMR, AND ITS RELATED ENTITIES AND CLIENTS,

•	COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX RATES AND SIMILAR MATTERS, AND

•	LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES.

FOR EXAMPLE:

•

IF THE AVAILIBILITY OF DEBT CAPITAL REMAINS OR BECOMES MORE RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE,

•

THE CURRENT HIGH UNEMPLOYMENT RATE IN THE U.S. MAY CONTINUE FOR A LONG TIME OR BECOME WORSE IN THE FUTURE. SUCH CIRCUMSTANCES MAY FURTHER REDUCE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE. IF THE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE BECOMES SERIOUS OR FURTHER DEPRESSED, OCCUPANCY AND OPERATING RESULTS OF OUR PROPERTIES MAY DECLINE,

•	CONTINGENCIES IN OUR COMMITTED ACQUISITIONS MAY CAUSE THESE TRANSACTIONS NOT TO OCCUR OR TO BE DELAYED,

•

OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS. WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS ON OUR COMMON SHARES OR PREFERRED SHARES AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY,

•

OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS THAT EXCEED OUR CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES,

•	SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES, AND

•	OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY UNDER “ITEM 1A. RISK FACTORS” IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008.

THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS OR THE MARKET DEMAND FOR LEASED SPACE, OR CHANGES IN THE CAPITAL MARKETS OR THE ECONOMY GENERALLY.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRP, is a real estate investment trust, or REIT, which primarily owns office and industrial buildings located throughout the United States.  The majority of our properties are office buildings located in suburban areas and central business districts, or CBDs, of major metropolitan markets.  As of December 31, 2009, we also owned 17.9 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index, the S&P REIT Composite Index and the FTSE NAREIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rents, with strong credit quality tenants.  We attempt to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as our leased lands in Hawaii.  The growth part of our portfolio includes our multi-tenant office buildings, which we believe may generate higher rents and appreciate in value in the future because of their physical qualities and locations.  Although we sometimes sell properties, we generally consider ourselves to be a long term investor and we are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in off balance sheet entities.

Management:

HRP is managed by Reit Management & Research LLC, or RMR.  RMR is a real estate management company which was founded in 1986 to manage public investments in real estate.  As of December 31, 2009, RMR managed one of the largest portfolios of publicly owned real estate in North America, including more than 1,350 properties, located in 45 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR has approximately 600 employees in its headquarters and regional offices located throughout the U.S.  In addition to managing HRP, RMR also manages Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, Senior Housing Properties Trust, or SNH, a publicly traded REIT that primarily owns healthcare properties, and Government Properties Income Trust, or GOV, a publicly traded REIT that primarily owns buildings majority leased to government tenants located throughout the U.S.  RMR also provides management services to Five Star Quality Care, Inc., a healthcare services company which is a tenant of SNH, and to TravelCenters of America LLC, an operator of travel centers which is a tenant of HPT.  An affiliate of RMR, RMR Advisors, Inc., is the investment manager of mutual funds, which principally invests in securities of unaffiliated real estate companies.  The public companies managed by RMR and its affiliates had combined total gross assets of over $17.0 billion as of December 31, 2009.  We believe that being managed by RMR is a competitive advantage for HRP because RMR provides us with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to HRP at costs that are lower than we would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 332-3990

(f)  (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock — HRP

Preferred Stock Series B — HRP-B

Preferred Stock Series C — HRP-C

Preferred Stock Series D — HRP-D

7.50% Senior Notes due 2019 — HRPN

Senior Unsecured Debt Ratings:

Moody’s — Baa2

Standard & Poor’s — BBB

Portfolio Data (as of 12/31/09) (1):

Total properties	518
Total sq. ft. (000s)	66,838
Percent leased	87.4%

Portfolio Concentration by Sq. Ft. (as of 12/31/09) (1):

		Industrial
	Office	and Other	Total
CBD	19.7%	0.2%	19.9%
Suburban	33.2%	46.9%	80.1%
Total	52.9%	47.1%	100.0%

Portfolio Concentration by NOI (Q4 2009) (1) (2):

		Industrial
	Office	and Other	Total
CBD	36.5%	0.3%	36.8%
Suburban	41.4%	21.8%	63.2%
Total	77.9%	22.1%	100.0%

Portfolio Concentration by Major Market (1):

	12/31/09	Q4 2009
	Sq. Ft.	NOI
Metro Philadelphia, PA	7.9%	12.4%
Oahu, HI	26.8%	10.7%
Metro Washington, DC	2.8%	6.5%
Metro Boston, MA	3.9%	5.7%
Other Markets	58.6%	64.7%
Total	100.0%	100.0%

(1)  Excludes properties classified in discontinued operations.

(2)  We compute property net operating income, or NOI, as rental income from real estate less property operating expenses; see page 13 for the calculation of NOI and a reconciliation of NOI to Net Income.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Patrick F. Donelan	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

William A. Lamkin
Independent Trustee

Senior Management

John A. Mannix	David M. Lepore
President & Chief Investment Officer	Senior Vice President & Chief Operating Officer

John C. Popeo
Treasurer & Chief Financial Officer

Contact Information

Investor Relations	Inquiries
HRPT Properties Trust	Financial inquiries should be directed to John C. Popeo,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 332-3990
Newton, MA 02458	or jpopeo@hrpreit.com.
(t) (617) 332-3990
(f) (617) 332-2261	Investor and media inquiries should be directed to
(e-mail) info@hrpreit.com	Timothy A. Bonang, Vice President of Investor Relations, at
(website) www.hrpreit.com	(617) 796-8222 or tbonang@hrpreit.com, or
Carlynn Finn, Manager of Investor Relations, at
(617) 796-8222 or cfinn@hrpreit.com.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

RESEARCH COVERAGE

Equity Research Coverage

Citigroup	Raymond James
Michael Bilerman	Paul Puryear
(212) 816-1383	(727) 573-3800

Bank of America / Merrill Lynch	Stifel Nicolaus
James Feldman	John Guinee
(212) 449-6339	(443) 224-1307

RBC Capital Markets
David Rodgers
(440) 715-2647

Debt Research Coverage

Citigroup	Bank of America / Merrill Lynch
Thomas Cook	John Forrey
(212) 723-1112	(212) 449-1812

Credit Suisse	Wells Fargo Securities
John Giordano	Thierry Perrin
(212) 538-4935	(704) 715-8455

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori Marks	Linda Phelps
(212) 553-1098	(212) 438-3059

HRP is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HRP’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRP or its management.  HRP does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008

Shares Outstanding:
Common shares outstanding (at end of period)	223,860	223,860	223,708	223,683	227,732
Common shares outstanding (at end of period) — diluted (1)	253,053	253,053	252,901	252,876	256,925
Preferred shares outstanding (at end of period) (1)	28,180	28,180	28,180	28,180	28,180
Weighted average common shares and units outstanding - basic	223,860	223,730	223,697	225,619	227,704
Weighted average common shares and units outstanding - diluted (1)	253,053	252,923	252,890	254,812	256,897

Common Share Data:
Price at end of period	$6.47	$7.52	$4.06	$3.19	$3.37
High during period	$7.55	$8.13	$5.13	$4.19	$6.98
Low during period	$6.04	$3.95	$3.00	$2.48	$1.57
Annualized dividends paid per share (2)	$0.48	$0.48	$0.48	$0.48	$0.84
Annualized dividend yield (at end of period) (2)	7.4%	6.4%	11.8%	15.0%	24.9%

Selected Balance Sheet Data:
Total assets	$6,121,321	$6,007,527	$5,926,090	$6,070,451	$6,016,099
Total liabilities	$3,232,255	$3,044,362	$2,996,131	$3,160,699	$3,094,987
Gross book value of real estate assets (3)	$6,625,390	$6,463,324	$6,346,454	$6,709,405	$6,663,247
Equity investments (book value)	$158,822	$161,045	$158,053	$—	$—
Total debt / gross book value of real estate assets, plus equity investments (3)	44.1%	42.5%	42.7%	44.0%	43.4%

Book Capitalization:
Total debt	$2,992,650	$2,816,201	$2,777,703	$2,952,509	$2,889,918
Plus: total stockholders’ equity	2,889,066	2,963,165	2,929,959	2,909,752	2,921,112
Total book capitalization	$5,881,716	$5,779,366	$5,707,662	$5,862,261	$5,811,030
Total debt / total book capitalization	50.9%	48.7%	48.7%	50.4%	49.7%

Market Capitalization:
Total debt (book value)	$2,992,650	$2,816,201	$2,777,703	$2,952,509	$2,889,918
Plus: market value of preferred shares (at end of period)	563,722	567,990	412,455	274,658	298,920
Plus: market value of common shares (at end of period)	1,448,374	1,683,427	908,254	713,549	767,457
Total market capitalization	$5,004,746	$5,067,618	$4,098,412	$3,940,716	$3,956,295
Total debt / total market capitalization	59.8%	55.6%	67.8%	74.9%	73.0%

Selected Income Statement Data (4):
Rental income	$213,339	$206,587	$212,729	$216,923	$218,406
Property net operating income (NOI) (5)	$124,073	$118,283	$126,043	$125,184	$124,486
EBITDA (6)	$117,447	$114,560	$120,684	$119,266	$120,603
NOI margin (7)	58.2%	57.3%	59.3%	57.7%	57.0%
Net (loss) income	$(10,253)	$72,199	$59,616	$43,112	$63,463
Preferred distributions	$(12,667)	$(12,667)	$(12,667)	$(12,667)	$(12,667)
Net (loss) income available for common shareholders	$(22,920)	$59,532	$46,949	$30,445	$50,796
Funds from operations (FFO) (8)	$75,298	$73,455	$76,528	$75,514	$74,825
FFO available for common shareholders (8)	$62,631	$60,788	$63,861	$62,847	$62,158
Common distributions paid	$26,863	$26,845	$26,842	$27,328	$47,816

Per Share Data (1):
Net (loss) income available for common shareholders — basic and diluted	$(0.10)	$0.27	$0.21	$0.13	$0.22
FFO available for common shareholders — basic (8)	$0.28	$0.27	$0.29	$0.28	$0.27
FFO available for common shareholders — diluted (1) (8)	$0.27	$0.26	$0.28	$0.27	$0.27
Common distributions paid (2)	$0.12	$0.12	$0.12	$0.12	$0.21
FFO payout ratio (2)	42.9%	44.2%	42.0%	43.5%	76.9%

Coverage Ratios:
EBITDA (6) / interest expense	2.7x	2.7x	2.7x	2.7x	2.6x
EBITDA (6) / interest expense and preferred distributions	2.1x	2.1x	2.1x	2.1x	2.1x

(1)

As of 12/31/2009, we had 15,180 preferred shares outstanding that were convertible into 29,193 common shares. See page 16 for calculations of diluted net income, funds from operations, or FFO, and weighted average common shares outstanding.

(2)	The amounts stated are based on the amounts paid during the periods. On January 9, 2009, HRP lowered its quarterly dividend rate to $0.12/share ($0.48/share annualized).
(3)	Gross book value of real estate assets is real estate properties, at cost, including acquisition costs, purchase price allocations less impairment writedowns, if any.
(4)	Prior periods reflect amounts previously reported and excludes retroactive adjustments for one property reclassified from discontinued operations during the current period.
(5)	Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.
(6)	See page 14 for calculation of EBITDA.
(7)	NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.
(8)	See page 15 for calculation of FFO and FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

(unaudited)

	As of December 31,
	2009	2008
ASSETS
Real estate properties:
Land	$1,237,842	$1,220,554
Buildings and improvements	5,085,839	5,021,703
	6,323,681	6,242,257
Accumulated depreciation	(884,421)	(862,958)
	5,439,260	5,379,299
Properties held for sale	8,263	145,849
Acquired real estate leases, net	166,453	164,308
Equity investments	158,822	—
Cash and cash equivalents	18,204	15,518
Restricted cash	11,662	10,837
Rents receivable, net of allowance for doubtful accounts of $10,945 and $8,492, respectively	194,358	196,839
Other assets, net	124,299	103,449
Total assets	$6,121,321	$6,016,099

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$110,000	$201,000
Senior unsecured debt, net	2,258,466	2,241,225
Mortgage notes payable, net	624,184	447,693
Other liabilities related to properties held for sale	14	3,400
Accounts payable and accrued expenses	103,608	99,285
Acquired real estate lease obligations, net	47,348	47,839
Distributions payable	26,863	—
Rent collected in advance	30,366	26,537
Security deposits	23,097	17,935
Due to affiliates	8,309	10,073
Total liabilities	3,232,255	3,094,987

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series B preferred shares; 8 3/4% cumulative redeemable at par on or after September 12, 2007; 7,000,000 shares issued and and outstanding, aggregate liquidation preference $175,000	169,079	169,079
Series C preferred shares; 7 1/8% cumulative redeemable at par on or after February 15, 2011; 6,000,000 shares issued and outstanding, aggregate liquidation preference $150,000	145,015	145,015
Series D preferred shares; 6 1/2% cumulative convertible; 15,180,000 shares issued and outstanding, aggregate liquidation preference $379,500	368,270	368,270
Common shares of beneficial interest, $0.01 par value:
350,000,000 shares authorized; 223,860,241 and 227,731,938 shares issued and outstanding, respectively	2,239	2,277
Additional paid in capital	2,924,166	2,937,986
Cumulative net income	2,236,928	2,072,254
Cumulative common distributions	(2,576,582)	(2,441,841)
Cumulative preferred distributions	(382,596)	(331,928)
Accumulated other comprehensive income	2,547	—
Total shareholders’ equity	2,889,066	2,921,112
Total liabilities and shareholders’ equity	$6,121,321	$6,016,099

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008

Rental income (1)	$213,339	$218,454	$849,722	$835,855

Expenses:
Operating expenses	89,266	93,922	356,001	347,968
Depreciation and amortization	49,522	49,029	195,681	185,693
General and administrative	10,508	9,779	39,427	36,828
Acquisition costs (2)	2,011	—	4,298	—
Total expenses	151,307	152,730	595,407	570,489

Operating income	62,032	65,724	254,315	265,366

Interest income	355	539	1,194	1,442
Interest expense (including amortization of debt discounts, premiums and deferred financing fees of $1,680, $1,522, $6,782 and $5,479, respectively)	(43,546)	(45,616)	(173,458)	(180,193)
Loss on asset impairment	(31,882)	(2,283)	(31,882)	(2,283)
Gain on early extinguishment of debt	—	—	20,686	—
Equity in earnings of equity investments	2,728	—	6,546	—
(Loss) income from continuing operations before income tax expense	(10,313)	18,364	77,401	84,332
Income tax expense	(217)	(162)	(735)	(773)
(Loss) income from continuing operations	(10,530)	18,202	76,666	83,559
Discontinued operations:
Income from discontinued operations (1)	301	5,712	8,875	23,912
(Loss) gain on sale of properties	(24)	39,549	79,133	137,174
Net (loss) income	(10,253)	63,463	164,674	244,645
Preferred distributions	(12,667)	(12,667)	(50,668)	(50,668)
Net (loss) income available for common shareholders	$(22,920)	$50,796	$114,006	$193,977

Weighted average common shares outstanding — basic	223,860	227,704	224,220	226,468

Weighted average common shares outstanding — diluted (3)	253,053	256,897	253,413	255,661

Earnings per common share:
(Loss) income from continuing operations available for common shareholders — basic and diluted (3)	$(0.10)	$0.02	$0.12	$0.15
Income from discontinued operations — basic and diluted (3)	$—	$0.20	$0.39	$0.71
Net (loss) income available for common shareholders — basic and diluted (3)	$(0.10)	$0.22	$0.51	$0.86

Additional Data:
General and administrative expenses / rental income	4.93%	4.48%	4.64%	4.41%
General and administrative expenses / total assets (at end of period)	0.17%	0.16%	0.64%	0.61%

Continuing Operations:
Non cash straight line rent adjustments (1)	$6,443	$6,389	$13,030	$18,137
Lease value amortization (1)	$(1,962)	$(1,514)	$(10,040)	$(8,563)
Lease termination fees included in rental income	$198	$536	$1,263	$2,819
Capitalized interest expense	$—	$—	$—	$—

Discontinued Operations:
Non cash straight line rent adjustments (1)	$1	$115	$338	$864
Lease value amortization (1)	$—	$60	$—	$(235)

(1)

We report rental income on a straight line basis over the terms of the respective leases; rental income and income from discontinued operations includes non-cash straight line rent adjustments. Rental income and income from discontinued operations also includes non-cash amortization of intangible lease assets and liabilities.

(2)	Acquisition costs have been expensed under the Business Combinations Topic of The FASB Accounting Standards CodificationTM since January 1, 2009.
(3)

As of 12/31/2009, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares. See page 16 for calculations of diluted net income and weighted average common shares outstanding.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Cash flows from operating activities:
Net (loss) income	$(10,253)	$63,463	$164,674	$244,645
Adjustments to reconcile net (loss) income to cash provided by operating activities:
Depreciation	38,929	38,318	155,341	155,026
Amortization of debt discounts, premiums and deferred financing fees	1,680	1,521	6,782	5,458
Amortization of acquired real estate leases	8,590	7,449	35,174	29,937
Other amortization	3,965	4,314	15,206	16,440
Loss on asset impairment	31,882	2,283	31,882	2,283
Gain on early extinguishment of debt	—	—	(20,686)	—
Equity in earnings of equity investments	(2,728)	—	(6,546)	—
Distributions of earnings from equity investments	4,975	—	4,975	—
Loss (gain) on sale of properties	24	(39,549)	(79,133)	(137,174)
Change in assets and liabilities:
(Increase) decrease in restricted cash	(24)	2,282	(825)	7,190
Decrease (Increase) in rents receivable and other assets	1,507	(8,299)	(19,018)	(46,043)
(Decrease) increase in accounts payable and accrued expenses	2,628	(2,681)	2,797	12,003
Increase in rent collected in advance	952	925	2,983	2,618
Increase in security deposits	1,693	341	5,162	6,385
Decrease in due to affiliates	(20,408)	(12,380)	(1,764)	(326)
Cash provided by operating activities	63,412	57,987	297,004	298,442

Cash flows from investing activities:
Real estate acquisitions and improvements	(194,846)	(80,773)	(665,410)	(416,461)
Investment in marketable pass through certificates	—	—	(6,760)	—
Proceeds from sale of properties	(9)	113,327	212,048	333,614
Investment in Affiliates Insurance Company	(24)	—	(5,133)	—
Decrease in restricted cash	—	66,825	—	—
Cash (used in) provided by investing activities	(194,879)	99,379	(465,255)	(82,847)

Cash flows from financing activities:
Repurchase and retirement of common shares	—	—	(14,486)	—
Repurchase and retirement of outstanding debt securities	—	—	(88,251)	—
Proceeds from borrowings	477,000	48,000	1,082,000	406,000
Payments on borrowings	(310,331)	(153,397)	(632,059)	(384,159)
Deferred financing fees	(10,695)	(819)	(17,721)	(827)
Distributions to common shareholders	(26,863)	(47,816)	(107,878)	(190,302)
Distributions to preferred shareholders	(12,667)	(12,667)	(50,668)	(50,668)
Cash provided by (used in) financing activities	116,444	(166,699)	170,937	(219,956)

(Decrease) increase in cash and cash equivalents	(15,023)	(9,333)	2,686	(4,361)
Cash and cash equivalents at beginning of period	33,227	24,851	15,518	19,879
Cash and cash equivalents at end of period	$18,204	$15,518	$18,204	$15,518

Supplemental cash flow information:
Interest paid	$30,043	$34,448	$166,771	$172,244

Non-cash investing activities:
Real estate acquisitions	$(9,069)	$(71,842)	$(9,078)	$(125,569)
Real estate sales	—	—	—	10,782
Net assets transferred to Government Properties Income Trust	—	—	395,317	—

Non-cash financing activities:
Issuance of common shares	$—	$24	$628	$14,554
Assumption of mortgage notes payable	9,069	71,842	9,069	111,396
Mortgage notes related to properties sold	—	—	—	(10,782)
Secured credit facility and related deferred financing fees transferred to Government Properties Income Trust	—	—	(243,199)	—
Common distributions declared	26,863	—	26,863	—

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008

Calculation of NOI (1):
Rental income	$213,339	$218,454	$849,722	$835,855
Operating expenses	(89,266)	(93,922)	(356,001)	(347,968)
Property net operating income (NOI)	$124,073	$124,532	$493,721	$487,887

Reconciliation of NOI to Net Income:

Property net operating income	$124,073	$124,532	$493,721	$487,887
Depreciation and amortization	(49,522)	(49,029)	(195,681)	(185,693)
General and administrative	(10,508)	(9,779)	(39,427)	(36,828)
Acquisition costs	(2,011)	—	(4,298)	—
Operating income	62,032	65,724	254,315	265,366

Interest income	355	539	1,194	1,442
Interest expense	(43,546)	(45,616)	(173,458)	(180,193)
Loss on asset impairment	(31,882)	(2,283)	(31,882)	(2,283)
Gain on early extinguishment of debt	—	—	20,686	—
Equity in earnings of equity investments	2,728	—	6,546	—
(Loss) income from continuing operations before income tax expense	(10,313)	18,364	77,401	84,332
Income tax expense	(217)	(162)	(735)	(773)
(Loss) income from continuing operations	(10,530)	18,202	76,666	83,559

Income from discontinued operations	301	5,712	8,875	23,912
(Loss) gain on sale of properties	(24)	39,549	79,133	137,174
Net (loss) income	$(10,253)	$63,463	$164,674	$244,645

(1)  Excludes properties classified in discontinued operations.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level.  Our management also uses NOI to evaluate individual, regional and company wide property level performance.  NOI excludes certain components from net income available for common shareholders in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

CALCULATION OF EBITDA

(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008

Net (loss) income	$(10,253)	$63,463	$164,674	$244,645
Plus: interest expense from continuing operations	43,546	45,616	173,458	180,193
Plus: interest expense from discontinued operations	—	—	—	360
Plus: income tax expense	217	162	735	773
Plus: depreciation and amortization from continuing operations	49,522	49,029	195,681	185,693
Plus: depreciation and amortization from discontinued operations	—	(401)	—	6,912
Plus: EBITDA from equity investments	5,237	—	11,892	—
Plus: loss on asset impairment	31,882	2,283	31,882	2,283
Less: gain on early extinguishment of debt	—	—	(20,686)	—
Less: (loss) gain on sale of properties	24	(39,549)	(79,133)	(137,174)
Less: equity in earnings of equity investments	(2,728)	—	(6,546)	—
EBITDA	$117,447	$120,603	$471,957	$483,685

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on sales of properties and gain on early extinguishment of debt, plus interest expense, income tax expense, depreciation and amortization, loss on asset impairment and EBITDA from equity investments, less equity in earnings of equity investments.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate EBITDA differently than us.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008

Net (loss) income	$(10,253)	$63,463	$164,674	$244,645
Plus: depreciation and amortization from continuing operations	49,522	49,029	195,681	185,693
Plus: depreciation and amortization from discontinued operations	—	(401)	—	6,912
Plus: acquisition costs (1)	2,011	—	4,298	—
Plus: FFO from equity investments	4,840	—	10,625	—
Plus: loss on asset impairment	31,882	2,283	31,882	2,283
Less: gain on early extinguishment of debt	—	—	(20,686)	—
Less: (loss) gain on sale of properties	24	(39,549)	(79,133)	(137,174)
Less: equity in earnings of equity investments	(2,728)	—	(6,546)	—
FFO	75,298	74,825	300,795	302,359
Less: preferred distributions	(12,667)	(12,667)	(50,668)	(50,668)
FFO available for common shareholders	$62,631	$62,158	$250,127	$251,691

Weighted average common shares outstanding — basic	223,860	227,704	224,220	226,468

Weighted average common shares outstanding — diluted (2)	253,053	256,897	253,413	255,661

FFO available for common shareholders per share — basic	$0.28	$0.27	$1.12	$1.11

FFO available for common shareholders per share — diluted (2)	$0.27	$0.27	$1.08	$1.08

(1)    Represents the closing costs associated with acquisitions that are expensed under the Business Combinations Topic of The FASB Accounting Standards Codification™.

(2)    At 12/31/2009, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted FFO available for common shareholders and weighted average common shares outstanding.

We compute FFO, FFO available for common shareholders and diluted FFO available for common shareholders as shown above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we exclude acquisition costs as described in Note 1 above, gain on early extinguishment of debt and loss on early extinguishment of debt unless settled in cash, and loss on asset impairment.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense and gains or losses on sales of properties, FFO can facilitate a comparison of operating performance between periods and among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate FFO differently than us.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

CALCULATION OF DILUTED NET INCOME, FFO AND WEIGHTED AVERAGE

COMMON SHARES OUTSTANDING

(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008

Net (loss) income available for common shareholders	$(22,920)	$50,796	$114,006	$193,977
Add — Series D convertible preferred distributions (1)	6,167	6,167	24,668	24,668
Net (loss) income available for common shareholders — diluted	$(16,753)	$56,963	$138,674	$218,645

FFO available for common shareholders (2)	$62,631	$62,158	$250,127	$251,691
Add — Series D convertible preferred distributions (1)	6,167	6,167	24,668	24,668
FFO available for common shareholders — diluted	$68,798	$68,325	$274,795	$276,359

Weighted average common shares outstanding — basic	223,860	227,704	224,220	226,468
Effect of dilutive Series D preferred shares (1)	29,193	29,193	29,193	29,193
Weighted average common shares outstanding — diluted	253,053	256,897	253,413	255,661

(1) As of 12/31/2009, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.

(2) See page 15 for calculation of FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (1)
	12/31/2009	12/31/2008	12/31/2009	12/31/2008

Number of Properties:

Office	332	354	332	354
Industrial and Other	186	184	186	184
Total	518	538	518	538

CBD	46	46	46	46
Suburban	472	492	472	492
Total	518	538	518	538

Square Feet (2):

Office	35,342	36,385	35,342	36,385
Industrial and Other	31,496	30,512	31,496	30,512
Total	66,838	66,897	66,838	66,897

CBD	13,279	12,480	13,279	12,480
Suburban	53,559	54,417	53,559	54,417
Total	66,838	66,897	66,838	66,897

Percent Leased (3):

Office	83.6%	87.4%	83.6%	87.4%
Industrial and Other	91.6%	94.1%	91.6%	94.1%
Total	87.4%	90.4%	87.4%	90.4%

CBD	87.3%	88.1%	87.3%	88.1%
Suburban	87.4%	90.9%	87.4%	90.9%
Total	87.4%	90.4%	87.4%	90.4%

Rental Income (4):

Office	$174,672	$179,781	$698,500	$688,911
Industrial and Other	38,667	38,673	151,222	146,944
Total	$213,339	$218,454	$849,722	$835,855

CBD	$84,375	$77,100	$321,206	$297,778
Suburban	128,964	141,354	528,516	538,077
Total	$213,339	$218,454	$849,722	$835,855

Property Net Operating Income (NOI) (5):

Office	$96,605	$97,657	$386,653	$381,547
Industrial and Other	27,468	26,875	107,068	106,340
Total	$124,073	$124,532	$493,721	$487,887

CBD	$45,654	$38,844	$172,105	$156,950
Suburban	78,419	85,688	321,616	330,937
Total	$124,073	$124,532	$493,721	$487,887

NOI Margin (6):

Office	55.3%	54.3%	55.4%	55.4%
Industrial and Other	71.0%	69.5%	70.8%	72.4%
Total	58.2%	57.0%	58.1%	58.4%

CBD	54.1%	50.4%	53.6%	52.7%
Suburban	60.8%	60.6%	60.9%	61.5%
Total	58.2%	57.0%	58.1%	58.4%

(1)	Excludes properties classified in discontinued operations. Prior periods have been restated to reflect one property reclassified from discontinued operations during the current period.
(2)	Prior periods exclude space remeasurements made during the current period.
(3)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.
(4)	Includes some triple net lease rental income.
(5)	Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.
(6)	NOI margin is defined as NOI as a percentage of rental income.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (1)
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Number of Properties:
Metro Philadelphia, PA	19	19	19	19
Oahu, HI	57	57	57	57
Metro Washington, DC	15	17	15	17
Metro Boston, MA	20	20	20	20
Other markets	407	425	407	425
Total	518	538	518	538

Square Feet (2):
Metro Philadelphia, PA	5,285	5,277	5,285	5,277
Oahu, HI	17,914	17,914	17,914	17,914
Metro Washington, DC	1,869	2,402	1,869	2,402
Metro Boston, MA	2,624	2,624	2,624	2,624
Other markets	39,146	38,680	39,146	38,680
Total	66,838	66,897	66,838	66,897

Percent Leased (3):
Metro Philadelphia, PA	83.8%	87.0%	83.8%	87.0%
Oahu, HI	95.3%	95.7%	95.3%	95.7%
Metro Washington, DC	87.4%	92.4%	87.4%	92.4%
Metro Boston, MA	83.2%	85.3%	83.2%	85.3%
Other markets	84.5%	88.7%	84.5%	88.7%
Total	87.4%	90.4%	87.4%	90.4%

Rental Income (4):
Metro Philadelphia, PA	$30,705	$30,282	$123,410	$122,591
Oahu, HI	17,926	16,631	72,548	66,831
Metro Washington, DC	12,803	18,508	58,746	70,780
Metro Boston, MA	12,503	12,260	51,058	50,103
Other markets	139,402	140,773	543,960	525,550
Total	$213,339	$218,454	$849,722	$835,855

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$15,387	$14,473	$63,150	$62,612
Oahu, HI	13,265	11,479	54,863	49,837
Metro Washington, DC	8,050	11,226	36,578	42,473
Metro Boston, MA	7,081	6,825	28,402	28,616
Other markets	80,290	80,529	310,728	304,349
Total	$124,073	$124,532	$493,721	$487,887

NOI Margin (6):
Metro Philadelphia, PA	50.1%	47.8%	51.2%	51.1%
Oahu, HI	74.0%	69.0%	75.6%	74.6%
Metro Washington, DC	62.9%	60.7%	62.3%	60.0%
Metro Boston, MA	56.6%	55.7%	55.6%	57.1%
Other markets	57.6%	57.2%	57.1%	57.9%
Total	58.2%	57.0%	58.1%	58.4%

(1)    Excludes properties classified in discontinued operations.  Prior periods have been restated to reflect one property reclassifed from discontinued operations during the current period.

(2)    Prior periods exclude space remeasurements made during the current period.

(3)    Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)    Includes some triple net lease rental income.

(5)    Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

(6)    NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (2)
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Office:
Properties	317	317	288	288
Total sq. ft.	32,280	32,280	29,832	29,832
Percent leased (3)	82.4%	85.9%	82.5%	85.9%
Rental income (4)	$153,351	$158,404	$571,628	$580,290
Property net operating income (NOI) (5)	$81,807	$83,650	$307,679	$314,668
NOI % growth	-2.2%		-2.2%

Industrial and Other:
Properties	184	184	165	165
Total sq. ft.	30,513	30,513	28,942	28,942
Percent leased (3)	91.3%	94.1%	91.3%	94.2%
Rental income (4)	$37,415	$38,651	$140,071	$143,495
Property net operating income (NOI) (5)	$26,267	$26,951	$99,235	$104,583
NOI % growth	-2.5%		-5.1%

CBD:
Properties	41	41	38	38
Total sq. ft.	11,525	11,525	10,273	10,273
Percent leased (3)	86.2%	87.2%	85.6%	86.5%
Rental income (4)	$69,711	$70,735	$252,500	$251,847
Property net operating income (NOI) (5)	$36,079	$34,976	$131,799	$130,673
NOI % growth	3.2%		0.9%

Suburban:
Properties	460	460	415	415
Total sq. ft.	51,268	51,268	48,501	48,501
Percent leased (3)	86.8%	90.4%	87.1%	90.7%
Rental income (4)	$121,055	$126,320	$459,199	$471,938
Property net operating income (NOI) (5)	$71,995	$75,625	$275,115	$288,578
NOI % growth	-4.8%		-4.7%

Total:
Properties	501	501	453	453
Total sq. ft.	62,793	62,793	58,774	58,774
Percent leased (3)	86.7%	89.8%	86.8%	90.0%
Rental income (4)	$190,766	$197,055	$711,699	$723,785
Property net operating income (NOI) (5)	$108,074	$110,601	$406,914	$419,251
NOI % growth	-2.3%		-2.9%

(1)    Based on properties owned continuously since 10/1/2008 and excludes properties classified in discontinued operations.

(2)    Based on properties owned continuously since 1/1/2008 and excludes properties classified in discontinued operations.

(3)    Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)    Includes some triple net lease rental income.

(5)    Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (2)
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Metro Philadelphia, PA:
Properties	19	19	19	19
Total sq. ft.	5,285	5,285	5,285	5,285
Percent leased (3)	83.8%	87.0%	83.8%	87.0%
Rental income (4)	$30,705	$30,282	$123,410	$122,591
Property net operating income (NOI) (5)	$15,387	$14,473	$63,150	$62,612
NOI % growth	6.3%		0.9%

Oahu, HI:
Properties	57	57	56	56
Total sq. ft.	17,914	17,914	17,793	17,793
Percent leased (3)	95.3%	95.7%	95.4%	95.9%
Rental income (4)	$17,926	$16,631	$71,480	$66,205
Property net operating income (NOI) (5)	$13,265	$11,479	$54,625	$49,964
NOI % growth	15.6%		9.3%

Metro Washington, DC:
Properties	13	13	13	13
Total sq. ft.	1,628	1,628	1,628	1,628
Percent leased (3)	85.6%	89.7%	85.6%	89.7%
Rental income (4)	$11,195	$11,769	$45,078	$45,580
Property net operating income (NOI) (5)	$6,389	$6,996	$27,179	$26,844
NOI % growth	-8.7%		1.2%

Metro Boston, MA:
Properties	20	20	20	20
Total sq. ft.	2,624	2,624	2,624	2,624
Percent leased (3)	83.2%	85.3%	83.2%	85.3%
Rental income (4)	$12,503	$12,260	$51,058	$50,103
Property net operating income (NOI) (5)	$7,081	$6,825	$28,402	$28,616
NOI % growth	3.8%		-0.7%

Other Markets:
Properties	392	392	345	345
Total sq. ft.	35,342	35,342	31,444	31,444
Percent leased (3)	83.1%	87.7%	82.8%	87.5%
Rental income (4)	$118,437	$126,113	$420,673	$439,306
Property net operating income (NOI) (5)	$65,952	$70,828	$233,558	$251,215
NOI % growth	-6.9%		-7.0%

Total:
Properties	501	501	453	453
Total sq. ft.	62,793	62,793	58,774	58,774
Percent leased (3)	86.7%	89.8%	86.8%	90.0%
Rental income (4)	$190,766	$197,055	$711,699	$723,785
Property net operating income (NOI) (5)	$108,074	$110,601	$406,914	$419,251
NOI % growth	-2.3%		-2.9%

(1)    Based on properties owned continuously since 10/1/2008 and excludes properties classified in discontinued operations.

(2)    Based on properties owned continuously since 1/1/2008 and excludes properties classified in discontinued operations.

(3)    Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)    Includes some triple net lease rental income.

(5)    Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

SUMMARY OF EQUITY INVESTMENTS

(dollars in thousands)

	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Common shares owned by HRP:
Government Properties Income Trust (1)	9,950,000	9,950,000	9,950,000	9,950,000
Affiliates Insurance Company (2)	20,000	20,000	20,000	20,000

Percent owned by HRP:
Government Properties Income Trust (1)	46.3%	46.3%	46.4%	100.0%
Affiliates Insurance Company (2) (3)	14.3%	16.7%	16.7%	16.7%

Percent of HRP’s total assets (book value):
Government Properties Income Trust (1)	2.5%	2.6%	2.6%	0.0%
Affiliates Insurance Company (2)	0.1%	0.1%	0.1%	0.0%
Total	2.6%	2.7%	2.7%	0.0%

Carrying book value on HRP’s balance sheet:
Government Properties Income Trust (1)	$153,822	$156,068	$153,088	$—
Affiliates Insurance Company (2)	5,000	4,977	4,965	25
Total	$158,822	$161,045	$158,053	$25

Market value of shares owned by HRP:
Government Properties Income Trust (1)	$228,651	$238,900	$204,274	$—
Affiliates Insurance Company (2)	N/A	N/A	N/A	N/A
Total	$228,651	$238,900	$204,274	$—

	For the Three Months Ended		For the Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Equity in earnings (loss) of equity investments:
Government Properties Income Trust	$2,729	$—	$6,679	$—
Affiliates Insurance Company (3)	(1)	—	(133)	—
	$2,728	$—	$6,546	$—

EBITDA from equity investments:
Government Properties Income Trust	$5,258	$—	$12,045	$—
Affiliates Insurance Company	(21)	—	(153)	—
	$5,237	$—	$11,892	$—

FFO from equity investments:
Government Properties Income Trust	$4,861	$—	$10,778	$—
Affiliates Insurance Company	(21)	—	(153)	—
	$4,840	$—	$10,625	$—

Cash distributions from equity investments:
Government Properties Income Trust	$4,975	$—	$4,975	$—
Affiliates Insurance Company	—	—	—	—
	$4,975	$—	$4,975	$—

(1)    In April 2009, HRP contributed 29 properties with 3.3 million square and a net book value of $385,143 to its wholly owned subsidiary, Government Properties Income Trust, or GOV.  In June 2009, GOV completed an initial public offering, or the GOV IPO, and became a separate public company.  HRP continued to own 9.95 million common shares of GOV after the GOV IPO, that have since been accounted for using the equity method.

(2)    In 2009, HRP invested in Affiliates Insurance Company, or AIC, an insurance company that is owned by RMR and companies to which RMR provides management services.

(3)    In December 2009, we recognized a gain of $20 on the issuance of shares by AIC under the income statement method of accounting.  HRP’s ownership percentage in AIC decreased from 16.7% to 14.3% at December 31, 2009.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

DEBT SUMMARY

(dollars in thousands)

		Coupon	Interest	Principal		Maturity	Due at	Years to
		Rate	Rate (1)	Balance		Date	Maturity	Maturity

Secured Fixed Rate Debt:

Secured debt	See note (2)	6.814%	7.842%	$230,507		1/31/2011	$225,547	1.1
Secured debt	One property in Milwaukee, WI	7.435%	7.000%	29,937		6/1/2011	29,188	1.4
Secured debt	One property in Bannockburn, IL	8.050%	5.240%	23,945		6/1/2012	22,719	2.4
Secured debt	Two properties in Rochester, NY	6.000%	6.000%	4,946		10/11/2012	4,507	2.8
Secured debt	One property in Macon, GA	4.950%	6.280%	13,212		5/11/2014	11,930	4.4
Secured debt	One property in St. Cloud, MN	5.990%	5.990%	9,031		2/1/2015	7,580	5.1
Secured debt	One property in Lenexa, KS	5.760%	7.000%	8,492		5/1/2016	6,116	6.3
Secured debt	One property in Jacksonville, FL	6.030%	8.000%	41,600		5/11/2016	38,994	6.4
Secured debt	One property in Birmingham, AL	7.360%	5.610%	12,597		8/1/2016	9,333	6.6
Secured debt	One property in Philadelphia, PA (3)	2.865%	5.660%	175,000		12/2/2019	160,710	9.9
Secured debt	One property in North Haven, CT	6.750%	5.240%	4,555		3/1/2022	—	12.2
Secured debt	One property in Morgan Hill, CA	6.140%	8.000%	15,135		1/5/2023	—	13.0
Secured debt	One property in East Windsor, CT	5.710%	5.240%	8,701		3/1/2026	—	16.2
Secured debt	Two properties in Morgan Hill, CA	6.060%	8.000%	13,834		11/10/2027	—	17.9
Secured debt	One property in Philadelphia, PA (4)	6.794%	7.383%	39,414		1/1/2029	2,478	19.0
Total / weighted average secured fixed rate debt		5.633%	6.903%	$630,906			$519,102	6.3

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps) (5)		0.770%	0.770%	$110,000		8/22/2010	$110,000	0.6
Senior notes due 2011 (3-MONTH LIBOR + 60 bps) (6)		0.854%	0.854%	168,219		3/16/2011	168,219	1.2
Total / weighted average unsecured floating rate debt		0.821%	0.821%	$278,219			$278,219	1.0

Unsecured Fixed Rate Debt:
Senior notes due 2010		8.875%	9.000%	$30,000		8/1/2010	$30,000	0.6
Senior notes due 2010		8.625%	8.770%	20,000		10/1/2010	20,000	0.8
Senior notes due 2012		6.950%	7.179%	150,680		4/1/2012	150,680	2.3
Senior notes due 2013		6.500%	6.693%	190,980		1/15/2013	190,980	3.0
Senior notes due 2014		5.750%	5.828%	244,655		2/15/2014	244,655	4.1
Senior notes due 2015		6.400%	6.601%	186,000		2/15/2015	186,000	5.1
Senior notes due 2015		5.750%	5.790%	250,000		11/1/2015	250,000	5.8
Senior notes due 2016		6.250%	6.470%	400,000		8/15/2016	400,000	6.6
Senior notes due 2017		6.250%	6.279%	250,000		6/15/2017	250,000	7.5
Senior notes due 2018		6.650%	6.768%	250,000		1/15/2018	250,000	8.0
Senior notes due 2019		7.500%	7.863%	125,000		11/15/2019	125,000	9.9
Total / weighted average unsecured fixed rate debt		6.401%	6.551%	$2,097,315			$2,097,315	5.8

Total / weighted average unsecured debt		5.747%	5.880%	$2,375,534			$2,375,534	5.2

Summary Debt:
Total / weighted average secured fixed rate debt		5.633%	6.903%	$630,906			$519,102	6.3
Total / weighted average unsecured floating rate debt		0.821%	0.821%	278,219			278,219	1.0
Total / weighted average unsecured fixed rate debt		6.401%	6.551%	2,097,315			2,097,315	5.8
Total / weighted average debt		5.723%	6.094%	$3,006,440	(7)		$2,894,636	5.5

(1)

Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)	Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC.
(3)

Interest is payable at a spread over LIBOR, but has been fixed for the first seven years under a cash flow hedge which sets the rate at approximately 5.66%. No principal repayment is required for the first three years, after which the loan will be amortized on a 30 year direct reduction basis until maturity. Coupon represents floating interest rate at 12/31/2009.

(4)	The loan becomes prepayable on 1/31/2011. On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization. We currently intend to prepay this loan in 2011.
(5)

Represents amounts outstanding on HRP’s $750 million revolving credit facility at 12/31/2009. Subject to certain conditions, at HRP’s option, this facility’s maturity date can be extended to 8/22/2011 upon our payment of a fee. Interest rate at 12/31/2009.

(6)	The notes became prepayable, at par, on September 16, 2006. Interest rate at 12/31/2009.
(7)	Total debt as of 12/31/2009, net of unamortized premiums and discounts, equals $2,992,650.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured		Unsecured		Weighted
	Fixed Rate	Floating		Fixed		Average
Year	Debt (1)	Rate Debt		Rate Debt	Total (2)	Interest Rate
2010	$9,786	$110,000	(3)	$50,000	$169,786	3.5%
2011	260,557	168,219		—	428,776	4.5%
2012	32,607	—		150,680	183,287	7.0%
2013	6,981	—		190,980	197,961	6.5%
2014	19,163	—		244,655	263,818	5.7%
2015	14,922	—		436,000	450,922	6.0%
2016	61,239	—		400,000	461,239	6.2%
2017	6,521	—		250,000	256,521	6.2%
2018	6,976	—		250,000	256,976	6.6%
2019	168,174	—		125,000	293,174	6.5%
2020	5,258	—		—	5,258	6.4%
2021 and thereafter	38,722	—		—	38,722	6.5%
Total	$630,906	$278,219		$2,097,315	$3,006,440	5.9%

Percent	21.0%	9.2%		69.8%	100.0%

(1)

In December 2009, HRP closed on a mortgage loan for $175 million with a 10 year term secured by one property located in Philadelphia, PA. Interest on this loan is payable at a spread over LIBOR, but has been fixed for the first seven years with a cash flow hedge that sets the rate at approximately 5.66% per year.

(2)	Total debt as of 12/31/2009, net of unamortized premiums and discounts, equals $2,992,650.
(3)

Represents amounts outstanding on HRP’s $750 million revolving credit facility at 12/31/2009. Subject to certain conditions, at HRP’s option, this facility’s maturity date can be extended to 8/22/2011 upon our payment of a fee.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008
Leverage Ratios:

Total debt / total assets	48.9%	46.9%	46.9%	48.6%	48.0%
Total debt / gross book value of real estate assets (1)	45.2%	43.6%	43.8%	44.0%	43.4%
Total debt / gross book value of real estate assets, plus equity investments (1)	44.1%	42.5%	42.7%	44.0%	43.4%
Total debt / total market capitalization	59.8%	55.6%	67.8%	74.9%	73.0%
Total debt / total book capitalization	50.9%	48.7%	48.7%	50.4%	49.7%
Secured debt / total assets	10.2%	7.4%	7.5%	7.3%	7.4%
Variable rate debt / total debt	9.3%	14.5%	13.3%	15.8%	13.9%
Variable rate debt / total assets	4.5%	6.8%	6.2%	7.7%	6.7%

Coverage Ratios:

EBITDA / interest expense	2.7x	2.7x	2.7x	2.7x	2.6x
EBITDA / interest expense + preferred distributions	2.1x	2.1x	2.1x	2.1x	2.1x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	43.1%	41.6%	41.7%	43.0%	42.7%
Secured debt / adjusted total assets (maximum 40%)	9.0%	6.5%	6.7%	6.5%	6.6%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.6x	2.8x	2.7x	2.7x	2.7x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	240.9%	246.5%	246.0%	237.3%	238.9%

(1)	Gross book value of real estate assets is real estate properties, at cost, including properties held for sale, plus purchase price allocations and acquisition costs less impairment writedowns, if any.
(2)

Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment writedowns, if any. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment and gains and losses on sales of assets and early extinguishment of debt, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008
Tenant improvements (TI)	$11,614	$8,727	$4,991	$5,094	$17,611
Leasing costs (LC)	4,818	5,884	992	2,867	4,622
Total TI and LC	16,432	14,611	5,983	7,961	22,233

Building improvements (1)	6,289	1,563	5,629	1,739	1,079
Development, redevelopment and other activities (2)	5,431	3,305	2,695	1,741	9,638
Total capital improvements, including TI and LC	$28,152	$19,479	$14,307	$11,441	$32,950

Sq. ft. beginning of period (3)	66,159	65,772	67,947	67,586	67,225
Sq. ft. end of period (3)	66,917	66,159	65,772	67,947	67,586
Average sq. ft. during period (3)	66,538	65,966	66,860	67,767	67,406

Building improvements per average sq. ft. during period	$0.09	$0.02	$0.08	$0.03	$0.02

(1)	Building improvements generally include construction costs, expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.
(2)	Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.
(3)	Square feet includes properties held for sale at the end of each period.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

2009 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

								Weighted
								Average
						Purchase		Remaining
Date		Office/	Number of		Purchase	Price (1) /	Cap	Lease	Percent
Acquired	Location	Industrial/Other	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)	Major Tenant

Mar-09	Fremont, CA	Office	4	392	$57,500	$146.68	11.1%	5.7	100.0%	Boston Scientific Corporation
May-09	Avon, OH	Industrial	1	645	34,000	52.71	10.0%	15.0	100.0%	Shurtech Brands, LLC
Jun-09	Denver, CO	Office	1	670	134,250	200.37	9.8%	3.9	93.4%	Xcel Energy
Aug-09	Hoboken, NJ	Office	1	521	145,500	279.27	10.5%	7.5	98.7%	John Wiley & Sons, Inc .
Sep-09	Washington, DC	Office	2	240	62,100	258.75	9.5%	10.3	100.0%	Georgetown University
Oct-09	St. Cloud, MN	Industrial	1	338	17,089	50.56	10.6%	15.1	100.0%	New Flyer of America, Inc.
Nov-09	Bellevue, WA	Office	1	415	165,000	397.59	9.7%	8.5	97.3%	Expedia, Inc.
	Total / Weighted Average		11	3,221	$615,439	$191.07	10.0%	7.4	98.1%

Dispositions (5):

									Sale Price
								Original	Multiple
						Original	Sale	Purchase	of Original	Book
Date		Office/	Number of		Sale	Purchase	Price (1) /	Price (1) /	Purchase	Gain
Sold	Location	Industrial/Other	Properties	Sq. Ft.	Price (1)	Price (1)	Sq. Ft.	Sq. Ft.	Price	on Sale

Jan-09	White Plains, NY	Office	1	50	$19,250	$12,070	$385.00	$241.40	1.6x	$8,745
May-09	Washington, DC	Office	1	128	40,115	24,845	313.40	194.10	1.6x	14,743
May-09	Norfolk, VA	Office	1	65	10,656	5,857	163.94	90.11	1.8x	5,563
Aug-09	San Diego, CA	Office	3	164	115,654	42,000	705.21	256.10	2.8x	40,091
Sep-09	Oklahoma, OK	Office	4	210	28,911	21,177	137.67	100.84	1.4x	9,991
	Total		10	617	$214,586	$105,949	$347.79	$171.72	2.0x	$79,133

(1)          Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.

(2)          Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price on the date of acquisition.

(3)          Average remaining lease term based on rental income as of the date acquired.

(4)          Percent leased as of the date acquired.

(5)          In April, 2009, HRP contributed 29 properties with 3.3 million square feet and a net book value of $385,143 to its wholly owned subsidiary, Government Properties Income Trust, or GOV.  In June 2009, GOV completed an initial public offering and became a separate public company. HRP continued to own 9.95 million common shares, or 46.3%, of GOV as of December 31, 2009.

PORTFOLIO AND LEASING INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET) (1)

(sq. ft. in thousands)

	Metro		Metro	Metro	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	Markets	Total
Square Feet:
Office	5,285	—	1,869	2,624	25,564	35,342
Industrial and Other	—	17,914	—	—	13,582	31,496
Total	5,285	17,914	1,869	2,624	39,146	66,838

CBD	4,585	158	582	523	7,431	13,279
Suburban	700	17,756	1,287	2,101	31,715	53,559
Total	5,285	17,914	1,869	2,624	39,146	66,838

U.S. Government and other government tenants (2)	17	—	576	211	1,366	2,170
Land leases (2)	—	16,479	—	—	—	16,479
Other investment grade tenants (2)(3)	2,182	148	56	809	9,346	12,541
Other tenants (2)	2,230	450	1,002	1,164	22,358	27,204
Vacant	856	837	235	440	6,076	8,444
Total	5,285	17,914	1,869	2,624	39,146	66,838

Percent by Major Market:
Office	15%	0%	5%	8%	72%	100%
Industrial and Other	0%	57%	0%	0%	43%	100%
Total	8%	27%	3%	4%	58%	100%

CBD	35%	1%	4%	4%	56%	100%
Suburban	1%	33%	3%	4%	59%	100%
Total	8%	27%	3%	4%	58%	100%

U.S. Government and other government tenants	1%	0%	26%	10%	63%	100%
Land leases	0%	100%	0%	0%	0%	100%
Other investment grade tenants (3)	17%	1%	0%	7%	75%	100%
Other tenants	8%	2%	4%	4%	82%	100%
Vacant	10%	10%	3%	5%	72%	100%
Total	8%	27%	3%	4%	58%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	65%	53%
Industrial and Other	0%	100%	0%	0%	35%	47%
Total	100%	100%	100%	100%	100%	100%

CBD	87%	1%	31%	20%	19%	20%
Suburban	13%	99%	69%	80%	81%	80%
Total	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	31%	8%	4%	3%
Land leases	0%	91%	0%	0%	0%	25%
Other investment grade tenants (3)	42%	1%	3%	31%	24%	19%
Other tenants	42%	3%	54%	44%	57%	41%
Vacant	16%	5%	12%	17%	15%	12%
Total	100%	100%	100%	100%	100%	100%

(1)	Excludes properties classified in discontinued operations.
(2)	Sq. ft. is pursuant to signed leases as of 12/31/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(3)	Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.   Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (ANNUALIZED RENTAL INCOME) (1)

(dollars in thousands)

	Metro		Metro	Metro	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	Markets	Total
Annualized Rental Income (2):
Office	$121,347	$—	$50,994	$52,393	$486,114	$710,848
Industrial and Other	—	74,367	—	—	85,119	159,486
Total	$121,347	$74,367	$50,994	$52,393	$571,233	$870,334

CBD	$110,278	$2,248	$20,484	$21,774	$183,154	$337,938
Suburban	11,069	72,119	30,510	30,619	388,079	532,396
Total	$121,347	$74,367	$50,994	$52,393	$571,233	$870,334

U.S. Government and other government tenants	$492	$—	$18,538	$5,614	$29,261	$53,905
Land leases	—	67,220	—	—	—	67,220
Other investment grade tenants (3)	60,545	641	2,053	14,406	162,515	240,160
Other tenants	60,310	6,506	30,403	32,373	379,457	509,049
Total	$121,347	$74,367	$50,994	$52,393	$571,233	$870,334

Percent by Major Market:
Office	17%	0%	7%	7%	69%	100%
Industrial and Other	0%	47%	0%	0%	53%	100%
Total	14%	8%	6%	6%	66%	100%

CBD	33%	1%	6%	6%	54%	100%
Suburban	2%	13%	6%	6%	73%	100%
Total	14%	8%	6%	6%	66%	100%

U.S. Government and other government tenants	1%	0%	34%	11%	54%	100%
Land leases	0%	100%	0%	0%	0%	100%
Other investment grade tenants (3)	25%	0%	1%	6%	68%	100%
Other tenants	12%	1%	6%	6%	75%	100%
Total	14%	8%	6%	6%	66%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	85%	82%
Industrial and Other	0%	100%	0%	0%	15%	18%
Total	100%	100%	100%	100%	100%	100%

CBD	91%	3%	40%	42%	32%	39%
Suburban	9%	97%	60%	58%	68%	61%
Total	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	36%	11%	5%	6%
Land leases	0%	90%	0%	0%	0%	8%
Other investment grade tenants (3)	50%	1%	4%	27%	29%	28%
Other tenants	50%	9%	60%	62%	66%	58%
Total	100%	100%	100%	100%	100%	100%

(1)	Excludes properties classified in discontinued operations.
(2)	Annualized rental income is rents pursuant to signed leases as of 12/31/2009, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.
(3)	Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and  Wilmington, DE.   Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

SUMMARY OF PROPERTIES BY MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	As of 12/31/2009			Annualized	% of Annualized
Market	Properties	Sq. Ft.	% Sq. Ft.	Rental Income (2)	Rental Income (2)
Metro Philadelphia, PA	19	5,285	7.9%	$121,347	13.9%
Oahu, HI	57	17,914	26.8%	74,367	8.5%
Metro Washington, DC	15	1,869	2.8%	50,994	5.9%
Metro Boston, MA	20	2,624	3.9%	52,393	6.0%
Other markets	407	39,146	58.6%	571,233	65.7%
Total	518	66,838	100.0%	$870,334	100.0%

	Percent NOI For the Three Months Ended (3)
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008
Metro Philadelphia, PA	12.4%	13.9%	12.7%	12.2%	11.6%
Oahu, HI	10.7%	11.6%	10.7%	11.5%	9.2%
Metro Washington, DC	6.5%	5.9%	8.0%	9.2%	9.0%
Metro Boston, MA	5.7%	5.8%	6.2%	5.2%	5.5%
Other markets	64.7%	62.8%	62.4%	61.9%	64.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Excludes properties classified in discontinued operations. Prior periods reflect amounts previously reported.
(2)	Annualized rental income is rents pursuant to signed leases as of 12/31/2009, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.
(3)	Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

LEASING SUMMARY (1)

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008
Properties	518	515	512	541	537
Total sq. ft. (2)	66,838	66,055	65,293	67,276	66,872
Percentage leased	87.4%	88.0%	89.1%	89.5%	90.4%

Leasing Activity (sq. ft.):
New leases	156	518	650	190	221
Renewals	789	618	992	755	638
Total	945	1,136	1,642	945	859

% Change in GAAP Rent (3):
New leases	10%	-7%	-1%	28%	10%
Renewals	8%	-1%	-3%	2%	5%
Weighted average	9%	-3%	-2%	6%	6%

Capital Commitments (4):
New leases	$4,374	$3,085	$7,455	$3,873	$2,857
Renewals	4,976	4,095	14,295	2,858	6,313
Total	$9,350	$7,180	$21,750	$6,731	$9,170

Capital Commitments per Sq. Ft. (4):
New leases	$28.04	$5.96	$11.47	$20.38	$12.93
Renewals	$6.31	$6.63	$14.41	$3.79	$9.89
Total	$9.89	$6.32	$13.25	$7.12	$10.68

Weighted Average Lease Term by Sq. Ft. (years):
New leases	6.6	5.4	8.3	6.1	5.1
Renewals	4.7	4.4	7.5	4.7	5.9
Total	5.1	4.6	7.7	5.0	5.7

Capital Commitments per Sq. Ft. per Year:
New leases	$4.25	$1.10	$1.38	$3.34	$2.53
Renewals	$1.34	$1.51	$1.92	$0.81	$1.68
Total	$1.94	$1.37	$1.72	$1.42	$1.87

(1)	Prior periods reflect amounts previously reported and excludes retroactive adjustments for one property reclassified from discontinued operations during the current period.
(2)	Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.
(3)	Percent difference in prior rents charged for same space. Rents include expense reimbursements and exclude lease value amortization.
(4)	Represents commitments to tenant improvements (TI) and leasing costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (3 MONTHS ENDED 12/31/2009) (1)

(dollars and sq. ft. in thousands)

	Total Sq. Ft.	Sq. Ft. Leases Executed During
	As of	Three Months Ended 12/31/2009
Property Type/Market	12/31/2009	New	Renewals	Total
Office	35,342	119	522	641
Industrial and Other	31,496	37	267	304
Total	66,838	156	789	945

CBD	13,279	59	95	154
Suburban	53,559	97	694	791
Total	66,838	156	789	945

Metro Philadelphia, PA	5,285	23	18	41
Oahu, HI	17,914	1	135	136
Metro Washington, DC	1,869	—	2	2
Metro Boston, MA	2,624	—	52	52
Other markets	39,146	132	582	714
Total	66,838	156	789	945

	Sq. Ft. Leased
	As of	9/30/2009		New and	Acquisitions /		As of	12/31/2009
	9/30/2009	% Leased (2)	Expired	Renewals	(Sales)		12/31/2009	% Leased
Office	29,392	84.2%	(909)	641	429		29,553	83.6%
Industrial and Other	28,723	92.2%	(523)	304	338		28,842	91.6%
Total	58,115	88.0%	(1,432)	945	767		58,395	87.4%

CBD	11,630	87.6%	(189)	154	—		11,595	87.3%
Suburban	46,485	88.1%	(1,243)	791	767		46,800	87.4%
Total	58,115	88.0%	(1,432)	945	767		58,395	87.4%

Metro Philadelphia, PA	4,437	84.0%	(49)	41	—		4,429	83.8%
Oahu, HI	17,086	95.4%	(144)	136	—		17,078	95.3%
Metro Washington, DC	1,642	87.8%	(10)	2	—		1,634	87.4%
Metro Boston, MA	2,158	83.0%	(52)	52	25	(3)	2,183	83.2%
Other markets	32,792	85.4%	(1,177)	714	742		33,071	84.5%
Total	58,115	88.0%	(1,432)	945	767		58,395	87.4%

(1) Excludes properties classified in discontinued operations.  Prior periods reflect amounts previously reported and excludes retroactive adjustments for one property reclassified from discontinued operations during the current period.

(2) Based on total sq. ft. as of September 30, 2009; excludes effects of space remeasurements during the period.

(3) Represents sq. ft. for one office property reclassified from discontinued operations.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (12 MONTHS ENDED 12/31/2009) (1)

(dollars and sq. ft. in thousands)

	Total Sq. Ft.	Sq. Ft. Leases Executed During
	As of	12 Months Ended 12/31/2009
Property Type/Market	12/31/2009	New	Renewals	Total
Office	35,342	738	2,663	3,401
Industrial and Other	31,496	776	491	1,267
Total	66,838	1,514	3,154	4,668

CBD	13,279	247	716	963
Suburban	53,559	1,267	2,438	3,705
Total	66,838	1,514	3,154	4,668

Metro Philadelphia, PA	5,285	101	256	357
Oahu, HI	17,914	34	208	242
Metro Washington, DC	1,869	30	16	46
Metro Boston, MA	2,624	3	64	67
Other markets	39,146	1,346	2,610	3,956
Total	66,838	1,514	3,154	4,668

	Sq. Ft. Leased
	As of	12/31/2008		New and	Acquisitions /	As of	12/31/2009
	12/31/2008	% Leased (2)	Expired	Renewals	(Sales) (3)	12/31/2009	% Leased
Office	31,762	87.4%	(4,532)	3,401	(1,078)	29,553	83.6%
Industrial and Other	28,697	94.1%	(2,105)	1,267	983	28,842	91.6%
Total	60,459	90.4%	(6,637)	4,668	(95)	58,395	87.4%

CBD	10,993	88.1%	(1,095)	963	734	11,595	87.3%
Suburban	49,466	90.9%	(5,542)	3,705	(829)	46,800	87.4%
Total	60,459	90.4%	(6,637)	4,668	(95)	58,395	87.4%

Metro Philadelphia, PA	4,589	87.0%	(517)	357	—	4,429	83.8%
Oahu, HI	17,142	95.7%	(306)	242	—	17,078	95.3%
Metro Washington, DC	2,219	92.4%	(112)	46	(519)	1,634	87.4%
Metro Boston, MA	2,213	85.1%	(122)	67	25 (4)	2,183	83.2%
Other markets	34,296	88.7%	(5,580)	3,956	399	33,071	84.5%
Total	60,459	90.4%	(6,637)	4,668	(95)	58,395	87.4%

(1) Excludes properties classified in discontinued operations.  Prior periods reflect amounts previously reported and excludes retroactive adjustments for one property reclassified from discontinued operations during the current period.

(2) Based on total sq. ft. as of December 31, 2008; excludes effects of space remeasurements during the period.

(3) In April 2009, HRP contributed 29 properties with 3.3 million square feet and a net book value of $385,143 to its wholly owned subsidiary, GOV.  In June 2009, GOV completed an initial public offering and became a separate public company.  HRP continued to own 9.95 million common shares, or 46.3%, of GOV as of December 31, 2009.

(4) Represents sq. ft. for one office property reclassified from discontinued operations.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT (1)

(sq. ft. in thousands)

			% of Total	% of Rental
Tenant		Sq. Ft. (2)	Sq. Ft. (2)	Income (3)	Expiration
1	U.S. Government (4)	1,755	3.0%	5.3%	2010 to 2024
2	Expedia, Inc.	349	0.6%	2.0%	2018
3	PNC Financial Services Group	672	1.2%	1.9%	2011 to 2021
4	John Wiley & Sons, Inc.	342	0.6%	1.8%	2017
5	GlaxoSmithKline plc	608	1.0%	1.7%	2013
6	Jones Day	407	0.7%	1.3%	2012, 2019
7	Wells Fargo Bank	390	0.7%	1.2%	2010 to 2017
8	Ballard Spahr Andrews & Ingersoll, LLP	269	0.5%	1.1%	2010, 2012, 2015
9	Flextronics International Ltd.	894	1.5%	1.1%	2014
10	ING	410	0.7%	1.1%	2011, 2018
11	JDA Software Group, Inc.	283	0.5%	1.1%	2012
12	The Bank of New York Mellon Corp.	350	0.6%	1.1%	2011, 2012, 2015, 2020
	Total	6,729	11.6%	20.7%

(1)	Excludes properties classified in discontinued operations.
(2)	Sq. ft. is pursuant to signed leases as of 12/31/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(3)	Rental income is rents pursuant to signed leases as of 12/31/2009, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.
(4)	Including HRP’s 46.3% pro rata share of GOV: the U.S. Government represents 3,298 sq. ft., or 5.5% of total sq. ft. and 8.8% of total rental income.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE (1)

(dollars and sq. ft. in thousands)

	Total as of 12/31/2009	2010	2011	2012	2013 and Thereafter

Office:
Total sq. ft.	35,342
Leased sq. ft. (2)	29,553	3,789	4,042	3,869	17,853
Percent	100.0%	12.8%	13.7%	13.1%	60.4%
Annualized rental income (3)	$710,848	$83,505	$89,150	$89,417	$448,776
Percent	100.0%	11.7%	12.5%	12.6%	63.2%

Industrial and Other:
Total sq. ft.	31,496
Leased sq. ft. (2)	28,842	3,907	1,586	1,187	22,162
Percent	100.0%	13.5%	5.5%	4.1%	76.9%
Annualized rental income (3)	$159,486	$25,144	$9,087	$6,506	$118,749
Percent	100.0%	15.8%	5.7%	4.1%	74.4%

CBD:
Total sq. ft.	13,279
Leased sq. ft. (2)	11,595	964	919	1,247	8,465
Percent	100.0%	8.3%	7.9%	10.8%	73.0%
Annualized rental income (3)	$337,938	$27,773	$26,409	$34,027	$249,729
Percent	100.0%	8.2%	7.8%	10.1%	73.9%

Suburban:
Total sq. ft.	53,559
Leased sq. ft. (2)	46,800	6,732	4,709	3,809	31,550
Percent	100.0%	14.4%	10.1%	8.1%	67.4%
Annualized rental income (3)	$532,396	$80,876	$71,828	$61,896	$317,796
Percent	100.0%	15.2%	13.5%	11.6%	59.7%

Total:
Total sq. ft.	66,838
Leased sq. ft. (2)	58,395	7,696	5,628	5,056	40,015
Percent	100.0%	13.2%	9.6%	8.7%	68.5%
Annualized rental income (3)	$870,334	$108,649	$98,237	$95,923	$567,525
Percent	100.0%	12.5%	11.3%	11.0%	65.2%

(1) Excludes properties classified in discontinued operations.

(2) Sq. ft. is pursuant to signed leases as of 12/31/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3) Annualized rental income is rents pursuant to signed leases as of 12/31/2009, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	Total as of 12/31/2009	2010	2011	2012	2013 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,285
Leased sq. ft. (2)	4,429	238	601	295	3,295
Percent	100.0%	5.4%	13.6%	6.7%	74.3%
Annualized rental income (3)	$121,347	$4,481	$15,202	$7,956	$93,708
Percent	100.0%	3.7%	12.5%	6.6%	77.2%
Oahu, HI:
Total sq. ft.	17,914
Leased sq. ft. (2)	17,078	671	650	717	15,040
Percent	100.0%	3.9%	3.8%	4.2%	88.1%
Annualized rental income (3)	$74,367	$3,441	$2,692	$3,148	$65,086
Percent	100.0%	4.6%	3.6%	4.2%	87.6%
Metro Washington, DC:
Total sq. ft.	1,869
Leased sq. ft. (2)	1,634	133	46	344	1,111
Percent	100.0%	8.1%	2.8%	21.1%	68.0%
Annualized rental income (3)	$50,994	$4,852	$1,688	$12,086	$32,368
Percent	100.0%	9.5%	3.3%	23.7%	63.5%
Metro Boston, MA:
Total sq. ft.	2,624
Leased sq. ft. (2)	2,183	125	401	63	1,594
Percent	100.0%	5.7%	18.4%	2.9%	73.0%
Annualized rental income (3)	$52,393	$4,493	$10,118	$2,587	$35,195
Percent	100.0%	8.6%	19.3%	4.9%	67.2%
Other markets:
Total sq. ft.	39,146
Leased sq. ft. (2)	33,071	6,529	3,930	3,637	18,975
Percent	100.0%	19.7%	11.9%	11.0%	57.4%
Annualized rental income (3)	$571,233	$91,382	$68,537	$70,146	$341,168
Percent	100.0%	16.0%	12.0%	12.3%	59.7%
Total:
Total sq. ft.	66,838
Leased sq. ft. (2)	58,395	7,696	5,628	5,056	40,015
Percent	100.0%	13.2%	9.6%	8.7%	68.5%
Annualized rental income (3)	$870,334	$108,649	$98,237	$95,923	$567,525
Percent	100.0%	12.5%	11.3%	11.0%	65.2%

(1) Excludes properties classified in discontinued operations.

(2) Sq. ft. is pursuant to signed leases as of 12/31/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3) Annualized rental income is rents pursuant to signed leases as of 12/31/2009, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2009

PORTFOLIO LEASE EXPIRATION SCHEDULE (1)

(dollars and sq. ft. in thousands)

			Cumulative %	Annualized	% of Annualized	Cumulative % of Annualized
	Sq. Ft. Expiring (2)	% of Sq. Ft. Expiring	of Sq. Ft. Expiring	Rental Income Expiring (3)	Rental Income Expiring	Rental Income Expiring
2010	7,696	13.2%	13.2%	$108,649	12.5%	12.5%
2011	5,628	9.6%	22.8%	98,237	11.3%	23.8%
2012	5,056	8.7%	31.5%	95,923	11.0%	34.8%
2013	5,560	9.5%	41.0%	99,827	11.5%	46.3%
2014	4,218	7.2%	48.2%	72,364	8.3%	54.6%
2015	3,476	6.0%	54.2%	74,367	8.5%	63.1%
2016	2,839	4.9%	59.1%	48,373	5.6%	68.7%
2017	2,381	4.1%	63.2%	65,056	7.5%	76.2%
2018	2,072	3.5%	66.7%	48,453	5.6%	81.8%
2019	3,375	5.8%	72.5%	40,802	4.7%	86.5%
2020 and thereafter	16,094	27.5%	100.0%	118,283	13.5%	100.0%
Total	58,395	100.0%		$870,334	100.0%

Weighted average remaining lease term (in years)	8.0			5.9

(1) Excludes properties classified in discontinued operations.

(2) Sq. ft. is pursuant to signed leases as of 12/31/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3) Annualized rental income is rents pursuant to signed leases as of 12/31/2009, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.